UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Alpha Natural Resources, Inc. Amended and Restated 2012 Long-Term Incentive Plan

At the Annual Meeting of Stockholders of Alpha Natural Resources, Inc. (the “Company”) held on May 22, 2014 (the “Annual Meeting”), the Company’s stockholders approved the Amended and Restated 2012 Long-Term Incentive Plan (the “2012 Plan”).

The 2012 Plan is generally administered by the Company’s Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”). The 2012 Plan provides for the grant of the following types of awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance grants (in cash or stock) and (vi) other share-based awards deemed by the Compensation Committee, in its discretion, to be consistent with the purposes of the 2012 Plan. The Compensation Committee has the power to select participants and may grant awards under the 2012 Plan to full- or part-time employees, or other individuals who perform services for the Company or its affiliates.

The maximum aggregate number of shares of the Company’s common stock (the “Common Stock”) that are available for issuance under the 2012 Plan, including for awards of incentive stock options, is 13,100,000 plus the number of shares of Common Stock that are represented by restricted stock unit and performance awards which previously have been granted and are outstanding under the Company’s 2010 Long-Term Incentive Plan as of May 17, 2012 that result from the expiration or lapse of such awards, are forfeited or cancelled, or result from such awards being settled without the delivery of the full number of shares of Common Stock underlying such awards or are settled for cash, at any time after May 17, 2012. Pursuant to the terms of the 2012 Plan and subject to possible adjustments provided for by the 2012 Plan, no eligible person may receive in any one fiscal year under the 2012 Plan: (i) stock options or stock appreciation rights for more than 750,000 shares of Common Stock; (ii) performance grants (denominated in shares of Common Stock) for more than 1,500,000 shares of Common Stock (valued at target performance on the grant date of the award); and (iii) performance grants (denominated in cash) for more than $10,000,000 (valued at target performance on the grant date of the award). In addition, pursuant to the terms of the 2012 Plan and subject to possible adjustments provided for in the 2012 Plan, no non-employee director of the Board may receive in any one fiscal year in excess of 50,000 shares of Common Stock subject to awards granted under the 2012 Plan.

With respect to awards that are intended to be performance-based under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Compensation Committee will establish written objective performance goals for each performance period relating to one or more of the following performance measures: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; environmental record and/or performance; stock price; return on equity; total or relative increases to stockholder return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. For performance grants intended to be performance-based compensation under Section 162(m) of the Code and to the extent consistent with Section 162(m) of the Code, the Compensation Committee may also determine that certain adjustments will apply, in whole or in part, to exclude or include the effect of specified events that occur during a performance period.

The foregoing description of the 2012 Plan does not purport to be complete and is qualified in its entirety by reference to the 2012 Plan (Exhibit 10.1 to this Current Report on Form 8-K) and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the Company held its Annual Meeting in Bristol, Virginia.  The results of the matters voted on at the Annual Meeting are provided below.

Proposal No. 1:  The election of nine directors to hold office for a one-year term expiring at the annual meeting in 2015 and until their respective successors are elected and qualified:

Director Name	For	Against	Abstain	Broker Non-Votes
Kevin S. Crutchfield	104,786,044	3,353,791	378,046	67,833,862
Angelo C. Brisimitzakis	106,087,272	2,132,476	298,133	67,833,862
William J. Crowley, Jr.	106,182,599	2,130,917	204,365	67,833,862
E. Linn Draper, Jr.	106,141,263	2,175,250	201,368	67,833,862
Glenn A. Eisenberg	106,011,961	2,301,624	204,296	67,833,862
Deborah M. Fretz	106,076,380	2,147,249	294,252	67,833,862
P. Michael Giftos	106,187,108	2,030,821	299,952	67,833,862
L. Patrick Hassey	106,043,109	2,169,383	305,389	67,833,862
Joel Richards, III	105,979,337	2,345,847	192,697	67,833,862

Proposal No. 2:  The approval of the Company’s 2012 Plan:

For:	102,657,155
Against:	5,632,319
Abstain:	228,407
Broker Non-Votes:	67,833,862

Proposal No. 3:  The advisory approval of the Company’s executive compensation:

For:	102,142,384
Against:	6,144,950
Abstain:	230,547
Broker Non-Votes:	67,833,862

Proposal No. 4:  The ratification of KPMG LLP as Alpha’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For:	170,837,144
Against:	4,955,690
Abstain:	558,909

There were no broker non-votes on this proposal.

Proposal No. 5:  A stockholder proposal requesting an environmental report:

For:	22,136,788
Against:	68,111,174
Abstain:	18,269,918
Broker Non-Votes:	67,833,862

Proposal No. 6:  A stockholder proposal requesting a climate change report:

For:	21,026,734
Against:	69,224,100
Abstain:	18,267,047
Broker Non-Votes:	67,833,862

Proposal No. 7:  A stockholder proposal requesting an amendment to Alpha's equal employment opportunity policy:

For:	45,910,970
Against:	59,856,870
Abstain:	2,750,040
Broker Non-Votes:	67,833,862

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1*	Alpha Natural Resources, Inc. Amended and Restated 2012 Long-Term Incentive Plan.

*     Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

Date: May 22, 2014	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Alpha Natural Resources, Inc. Amended and Restated 2012 Long-Term Incentive Plan.

*     Filed herewith.